UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2007
                                                         ----------------

                                VCA Antech, Inc.
               (Exact Name of Registrant as Specified in Charter)


              Delaware               001-16783             95-4097995
    (State or Other Jurisdiction   (Commission           (IRS Employer
         of Incorporation)          File Number)        Identification No.)

                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)

                                 (310) 571-6500
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|    Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

|_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

Reference is made to the press release of Registrant issued on October 24, 2007, regarding earnings for the third quarter of fiscal 2007, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.


Item 8.01: Other Events

Reference is made to the press release of Registrant issued on October 24, 2007, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.


Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

         99.1 Press release dated October 24, 2007, regarding earnings for the third quarter of fiscal 2007.

         99.2 Press release dated October 24, 2007, regarding earnings guidance.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 24, 2007                               VCA Antech, Inc.



                                         /s/ Tomas W. Fuller
                                         -------------------
                                         By: Tomas W. Fuller
                                         Its: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibits

       99.1 Press release dated October 24, 2007, regarding earnings for the third quarter of fiscal 2007.

       99.2   Press release dated October 24, 2007, regarding earnings guidance.